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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2000 relating to the financial statements which appear in the Registration Statement on Form S-1 of FairMarket, Inc.

/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP

October 18, 2000